BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20222075599
Secretary of State State Of Nevada	Filed On 02/03/2022 07:10:50 AM
	Number of Pages 13

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☑ Merger

1. Entity Information: (Constituent, Acquired or Merging)	Entity Name: **NFT Inc.** Jurisdiction: **Nevada** Entity Type*: **Domestic Corporation (78)** *If more than one entity being acquired or merging please attach additional page.*
2. Entity Information: (Resulting, Acquiring or Surviving)	Entity Name: **ELRAY RESOURCES, INC.** Jurisdiction: **Nevada** Entity Type*: **Domestic Corporation (78)**
3. Plan of Conversion, Exchange or Merger: (select one box)	☐ The entire plan of conversion, exchange or merger is attached to these articles. ☑ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). ☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)
4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required form for the : ☐ Acquired/merging ☐ Acquiring/surviving ☑ B. The plan was approved by the required consent of the owners of: ☑ Acquired/merging ☑ Acquiring/surviving ☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving **NFT Inc.** Name of acquired/merging entity **ELRAY RESOURCES, INC.** Name of acquiring/surviving entity
5. Effective Date and Time: (Optional)	Date: **02/03/2022** Time: (must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☑ Merger

4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required form for the : ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity
4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.)	**Exchange/Merger:** Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) ☐ A. Owner's approval was not required form for the : ☐ Acquired/merging ☐ Acquiring/surviving ☐ B. The plan was approved by the required consent of the owners of: ☐ Acquired/merging ☐ Acquiring/surviving ☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. ☐ Acquired/merging ☐ Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name Country Care of: Address City State Zip/Postal Code
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☑ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law the jurisdiction governing the constituent entity. Signatures - must be signed by: 1.If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2.If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Name of constituent entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☑ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

If more than one entity being acquired or merging please attach additional page of information and signatures.

ELRAY RESOURCES, INC.

Name of acquiring/merging entity

X Weiting Feng	Treasurer	02/02/2022
Signature(Exchange/Merger)	Title	Date

ELRAY RESOURCES, INC.

Name of acquiring/merging entity

X Weiting Feng	Treasurer	02/02/2022
Signature(Exchange/Merger)	Title	Date

X		
Signature of Constituent Entity(Conversion)	Title	Date

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske (signature)	Filing Number 20211437131
Secretary of State State Of Nevada	Filed On 05/05/2021 11:26:22 AM
	Number of Pages 5

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: **ELRAY RESOURCES, INC.** Entity or Nevada Business Identification Number (NVID): **NV20061804469**
2. Registered Agent for Service of Process: (check only one box)	☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) **UNITED REGISTERED AGENTS INC** Name of Registered Agent **OR** Title of Office or Position with Entity **701 S CARSON ST STE 200** (Street Address) **CARSON CITY** (City) Nevada **89701** (Zip Code) Mailing Address (If different from street address) City Nevada Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate:
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or

5.Current List :

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE <u>PRESIDENT,</u> OR EQUIVALENT OF: Title: **PRESIDENT**

Name	Country	Address	City	State	Zip/Postal Code
ANTHONY B GOODMAN	USA	1285 Baring Blvd	Sparks	NV	89434

CORPORATION, INDICATE THE <u>TREASURER,</u> OR EQUIVALENT OF: Title: **TREASURER**

Name	Country	Address	City	State	Zip/Postal Code
WEITING FENG	USA	1285 Baring Blvd	Sparks	NV	89434

CORPORATION, INDICATE THE <u>DIRECTOR,</u> OR EQUIVALENT OF: Title: **DIRECTOR**

Name	Country	Address	City	State	Zip/Postal Code
WEITING FENG	USA	1285 Baring Blvd	Sparks	NV	89434

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

Name	ANTHONY B GOODMAN
Country	USA
Address	1285 Baring Blvd
City	Sparks
State	NV
Zip/Postal Code	89434

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	
	☐ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,
organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing
or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures: (Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ANTHONY B GOODMAN	President	05/05/2021
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	Title	Date

FORM WILL BE RETURNED IF UNSIGNED.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number [illegible]
Secretary of State	Filed On 05/05/2021 11:26:22 AM
State Of Nevada	Number of Pages 5

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of ELRAY RESOURCES, INC.

Name of Represented Business Entity

I, UNITED REGISTERED AGENTS INC - E0066722016-6 am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

and hereby state that on ________ (Date) I accepted the appointment as registered agent for the above named business entity.

X Bob Lambert

Authorized Signature of R.A. or On Behalf of R.A. Company

05/05/2021
Date

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer

Date

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20170195433-15
Secretary of State State Of Nevada	Filed On 05/03/2017
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 1.5 billion shares to 2.5 billion, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99.45%

4. Effective date and time of filing: (optional) Date: 04/28/17 Time: 3pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

000403

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20170146622-71
Secretary of State State Of Nevada	Filed On 04/03/2017
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Elray Resources, Inc.

2. Description of the original document for which correction is being made:

Certificate of Change

3. Filing date of the original document for which correction is being made: June 27, 2016

4. Description of the inaccuracy or defect:

Item 4 of the Certificate of Change inaccurately stated the following: "The number of Authorized shares of Common Stock shall be 10,000,000, par value $0.001. All other classes of stock shall be unchanged."

Item 5 of the Certificate of Change incorrectly stated: "All issued and outstanding shares of COMMON STOCK shall be reduced at a ratio of one (1) share for every one hundred fifty (150) shares of common stock held."

5. Correction of the inaccuracy or defect:

The text contained in Item 4 and 5 of the Certificate of Change is deleted.

The company's authorized shares and par value are as follows: 1,500,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

6. Signature:

X [signature]
Authorized Signature

President
Title *

03/31/2017
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090301

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20160285339-59
Secretary of State State Of Nevada	Filed On 06/27/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Elray Resources, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

1,500,000,000 Common Stock; 300,000,000 Class A Preferred Series; 280,000,000 Class B Preferred Series; 10,000,000 Class C Preferred Shares. Each series of stock has a par value of $0.001.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Authorized shares of Common Stock shall be 10,000,000, par value $0.001. All other classes of stock shall be unchanged.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

All issued and outstanding shares of COMMON STOCK shall be reduced at a ratio of one (1) share for every one hundred fifty (150) shares of common stock held.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Round up to nearest share.

7. Effective date and time of filing: (optional) Date: 06/27/2016 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the Office of	Business Number E0928972006-6
Barbara K. Cegavske	Filing Number 20160173949-62
Secretary of State State Of Nevada	Filed On 04/18/2016
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Elray Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 Authorized Capital Stock:

The Company's authorized number of shares of Common Stock shall hereby be increased from 1billion shares to 1.5 billion, par value $0.001 with no other changes to any other class of the Company's Capital Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 66.41%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.